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                                                                    EXHIBIT 24.1



POWER OF ATTORNEY



The undersigned directors of Sky Financial Group, Inc. hereby authorize and appoint David R. Francisco, Chairman and C.E.O., and/or Kevin T. Thompson, Executive Vice President and C.F.O., as our agents, as attorneys-in-fact, with full power to act for us and all of us, for the purpose of subscribing our names to the Form 10-K thereof to be filed with the Securities and Exchange Commission, and for the purpose of making any changes or amendments necessary or desirable to such documents and to any documents ancillary thereto, with the same powers and to the same effect as we may do if personally present:

Signed in counterpart and dated this 1st day of March, 1999.


/s/ Marty E. Adams                 /s/ Gerald D. Aller
Marty E. Adams                     Gerald D. Aller

/s/ David A. Bryan                 /s/ Keith D. Burgett
David A. Bryan                     Keith D. Burgett

/s/ George N. Chandler II          /s/ Willard L. Davis
George N. Chandler II              Willard L. Davis

/s/ Del E. Goedeker                /s/ D. James Hilliker
Del E. Goedeker                    D. James Hilliker

/s/ Richard R. Hollington, Jr.     /s/ Fred H. Johnson III
Richard R. Hollington, Jr.         Fred H. Johnson III

/s/ H. Lee Kinney                  /s/ Marilyn O. McAlear
H. Lee Kinney                      Marilyn O. McAlear

/s/ James C. McBane                /s/ Kenneth E. McConnell
James C. McBane                    Kenneth E. McConnell

/s/ Gerard P. Mastroianni          /s/ Thomas S. Noneman
Gerard P. Mastroianni              Thomas S. Noneman

/s/ Edward J. Reiter               /s/ Patrick W. Rooney
Edward J. Reiter                   Patrick W. Rooney

/s/ Emerson J. Ross, Jr.           /s/ Douglas J. Shierson
Emerson J. Ross, Jr.               Douglas J. Shierson

/s/ C. Gregory Spangler            /s/ Robert E. Stearns
C. Gregory Spangler                Robert E. Stearns

/s/ Glenn F. Thorne                /s/ Joseph N. Tosh, II
Glenn F. Thorne                    Joseph N. Tosh, II